SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 14, 2000

                             INFINEX VENTURES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

         000-32843                                      52-2151795
      ---------------                                 ---------------
 (Commission File Number)                     (IRS Employer Identification No.)

                       SUITE 200-675 WEST HASTINGS STREET,
                   VANCOUVER, BRITISH COLUMBIA, CANADA V6B 1N2
                  ------------------------------------ -------
               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 682-8468
              (Registrant's Telephone Number, Including Area Code)


                   (Former Name or Former Address, if Changed
                               Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

(a ) Previous Independent Auditors:

(i) On November 29, 2001, the Company dismissed Brad Haynes, CPA ("Haynes") as the independent auditor for the Company and replaced Haynes with Morgan & Co. when Infinex Ventures, Inc. merged with Dollar Maker, Inc.

(ii) Haynes' reports on the financial statements of the Company for the fiscal year ended December 31, 1999 and for the three and nine months ended September 30, 2000 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Upon the Company becoming a successor in interest to Dollar Maker, Inc. on November 29, 2000, the Company retained Morgan & Company as its independent auditor and changed its fiscal year end to October 31st. Therefore Morgan & Company prepared the Company's financial statements for the year ended October 31, 2000 and the subsequent interim periods which did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)    The Company's Board of Directors approved the change in accountants.

(iv) For the fiscal year ended December 31, 1999 and through September 30, 2000 (the date the relationship ended with the former accountant), there has been no disagreement between the Company and Haynes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Haynes would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The relationship with the former accountant ended after the September 30, 2000 financial statements. Upon the Company becoming a successor in interest to Dollar Maker, Inc. on November 29, 2000, the Company retained Morgan & Company as its independent auditor and changed its fiscal year end to October 31st. Therefore Morgan & Company prepared the Company's financial statements for the fiscal year ended October 31, 2000 and the subsequent interim period for which there was no disagreement between the Company and Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Morgan & Company would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(v) During the fiscal year ended December 31, 1999 and through September 30, 2000 (the date the relationship ended with the former accountant) and for the fiscal year ended October 31, 2001 and the subsequent interim periods, the Company has not been advised of any matters described in Regulation S-B, Item 304(a)(1)(B).

(b)      New Independent Accountants:

(i) The Company engaged, Morgan & Company, PO Box 10007, Pacific Centre, Suite 1730, 700 West Georgia Street, Vancouver, BC V71 1A1 ("Morgan"), as its new independent accountants as of November 29, 2000. Prior to such date, the Company did not consult with Morgan regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Morgan, or
(iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

Item 7.  Financial Statements and Exhibits

(a)      Not applicable.
(b)      Not applicable.
(c)      Letter from Brad B. Haynes, Certified Pubic Accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINEX VENTURES, INC.


By: /s/ Mario Aeillo
-----------------------------------------
        MARIO AEILLO,  President

Date: December 28, 2001